Exhibit 10.1
EXECUTION VERSION

INCREASE SUPPLEMENT

INCREASE SUPPLEMENT, dated as of June 23, 2017, to the Amended and Restated Credit Agreement (as amended, restated, amended and restated, supplemented, waived or otherwise modified from time to time, the “Credit Agreement”), dated as of December 1, 2016, among ENVISION HEALTHCARE CORPORATION, a Delaware corporation (together with its successors and assigns, the “Borrower”), the several banks and other financial institutions from time to time party thereto (the “Lenders”), and JPMORGAN CHASE BANK, N.A., as administrative agent for the Lenders and as collateral agent for the Secured Parties (as defined therein). Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement. JPMorgan Chase Bank, N.A., is acting as the sole lead arranger and sole bookrunner for the Increase (as defined below) (in such capacity, the “Lead Arranger”).
2.    Pursuant to Subsection 2.6(c) of the Credit Agreement, the Borrower hereby proposes to increase (the “Increase”) the aggregate Tranche C Term Loan commitments from $0 to $500,000,000.
3.    The following Lender (the “Increasing Lender”) has been invited by the Borrower, and has agreed, subject to the terms hereof, to increase its Tranche C Term Loan Commitment as follows:

Name of Lender	Initial Term Loan Commitment	Supplemental Tranche C Term Loan Commitment (after giving effect hereto)
JPMorgan Chase Bank, N.A.	$0	$500,000,000

4.    Pursuant to Subsection 2.6 of the Credit Agreement, by execution and delivery of this Increase Supplement, the Increasing Lender agrees and acknowledges that it shall have an aggregate Initial Term Loan Commitment and Supplemental Term Loan Commitment in the amount equal to the amount set forth above next to its name. The Supplemental Term Loan Commitment of the Increasing Lender shall be available in a single drawing on the Increase Supplement Effective Date and the Initial Term Loans borrowed thereunder shall initially be in the form of a pro rata increase to each outstanding Borrowing of Initial Term Loans. Upon the funding of the Initial Term Loans pursuant to the Supplemental Term Loan Commitment of the Increasing Lender (i) such Supplemental Term Loan Commitment shall immediately terminate and (ii) each remaining amortization payment with respect to the Initial Term Loans pursuant to Section 2.2(b) of the Credit Agreement prior to the Maturity Date of the Initial Term Loans shall be increased (subject to reduction as provided in Section 4.4 of the Credit Agreement) by multiplying the amount of such scheduled payment by a fraction, the numerator of which is the principal amount of Initial Term Loans outstanding immediately after giving effect to the funding of the Initial Term Loans pursuant to the Increasing Lender’s Supplemental Term Loan Commitment and the denominator of which is the amount of Initial Term Loans outstanding immediately prior to such funding.

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5.    The Borrower hereby represents and warrants that, as of the Increase Supplement Effective Date (as defined below), each of the conditions set forth in Section 6.2 of the Credit Agreement shall have been satisfied.
6.    This Increase Supplement shall become effective on the date (such date, the “Increase Supplement Effective Date”) that the following conditions have been satisfied:
(i)    The Administrative Agent shall have received executed signature pages hereto from each Loan Party and the Increasing Lender;
(i)(x) The Administrative Agent and the Lead Arranger shall have received the fees in the amounts previously agreed in writing to be received on the Increase Supplement Effective Date, and all expenses required to be paid or reimbursed under Section 11.5 of the Credit Agreement that have been invoiced as of the Increase Supplement Effective Date and (y) the Administrative Agent shall have received, on the Increase Supplement Effective Date for the account of the Increasing Lender, an upfront fee in the amount previously agreed in writing;
(ii)The Administrative Agent and Increasing Lender shall have received legal opinions from each of (A) Bass Berry & Sims PLC, Tennessee counsel to the Borrower, (B) Hodgson Russ LLP, New York counsel to the Borrower and (C) Richards, Layton & Finger, P.A., Delaware counsel to the Borrower, in each case, covering such matters as the Administrative Agent may reasonably request and otherwise reasonably satisfactory to the Administrative Agent;
(iii)The representation set forth in Section 5 hereof shall be true and correct in all respects on the Increase Supplement Effective Date after giving effect to the Increase Supplement.
(iv)The Administrative Agent and Increasing Lender shall have received (x) a copy of the Organizational Documents, as in effect as of the date hereof, of each Loan Party, certified, if applicable, as of a recent date by the Secretary of State or similar Governmental Authority of the state or jurisdiction of its organization (or a certification from each Loan Party that there have been no changes to the Organizational Documents, including all amendments thereto, that were delivered to the Administrative Agent prior to the Increase Supplement Effective Date), (y) true and complete copies of resolutions of the board of directors or a duly authorized committee thereof of each Loan Party approving and authorizing the execution, delivery and performance of this Increase Supplement, certified as of the Increase Supplement Effective Date by a Responsible Officer, secretary or assistant secretary of the Borrower as being in full force and effect without modification or amendment and (z) a good standing certificate (or the equivalent thereof) for each Loan Party from its jurisdiction of formation; and
(v)The Administrative Agent shall have received a notice of borrowing in respect of the Initial Term Loans pursuant to the Supplemental Term Loan Commitment of the Increasing Lender.

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7.    The Credit Agreement and each of the other Loan Documents are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed. The execution, delivery and effectiveness of this Increase Supplement shall not, except as expressly provided herein, operate as an amendment or waiver of any right, power or remedy of any Lender or any Agent under any of the Loan Documents, nor constitute an amendment or waiver of any provision of any of the Loan Documents. The Borrower and each other Loan Party hereby expressly acknowledges the terms of this Increase Supplement and reaffirms, as of the date hereof, (i) the covenants and agreements contained in each Loan Document to which it is a party, including, in each case, such covenants and agreements as in effect immediately after giving effect to this Increase Supplement and the transactions contemplated hereby and (ii) its grant of Liens on the Collateral to secure the Term Loan Facility Obligations (including, without limitation, in respect of the Initial Term Loans funded hereunder) pursuant to the Security Documents after giving effect to this Increase Supplement, which Liens shall continue in full force and effect. This Increase Supplement shall not constitute a novation of the Credit Agreement or any other Loan Document.
[Remainder of Page Intentionally Left Blank]

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IN WITNESS WHEREOF, the parties hereto have caused this INCREASE SUPPLEMENT to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.
The Increasing Lender:

JPMORGAN CHASE BANK, N.A.

By:	/s/ Angela Leake
Name: Angela Leake
Title: Authorized Officer
JPMORGAN CHASE BANK, N.A.,
as Administrative Agent

By:	/s/ Angela Leake
Name: Angela Leake
Title: Authorized Officer

ENVISION HEALTHCARE CORPORATION,
as Borrower

By:	/s/ Claire M. Gulmi
Name: Claire M. Gulmi
Title: Executive Vice President and
Chief Financial Officer

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SUBSIDIARY GUARANTORS:

AmSurg Holdings, Inc.
AmSurg Anesthesia Management Services, LLC
AmSurg EC Topeka, Inc.
AmSurg EC St. Thomas, Inc.
AmSurg EC Beaumont, Inc.
AmSurg KEC, Inc.
AmSurg EC Santa Fe, Inc.
AmSurg EC Washington, Inc.
AmSurg Torrance, Inc.
AmSurg Abilene, Inc.
AmSurg Suncoast, Inc.
AmSurg La Jolla, Inc.
AmSurg Hillmont, Inc.
AmSurg Palmetto, Inc.
AmSurg Northwest Florida, Inc.
AmSurg Ocala, Inc.
AmSurg Maryville, Inc.
AmSurg Burbank, Inc.
AmSurg Melbourne, Inc.
AmSurg El Paso, Inc.
AmSurg Crystal River, Inc.
AmSurg Abilene Eye, Inc.
AmSurg Inglewood, Inc.
AmSurg San Antonio TX, Inc.
AmSurg San Luis Obispo CA, Inc.
AmSurg Temecula CA, Inc.
AmSurg Escondido CA, Inc.
AmSurg Scranton PA, Inc.
AmSurg Arcadia CA, Inc.
AmSurg Main Line PA, LLC
AmSurg Oakland CA, Inc.
AmSurg Lancaster PA, LLC
AmSurg Pottsville PA, LLC
AmSurg Glendora CA, Inc.
AmSurg Kissimmee FL, Inc.
AmSurg Altamonte Springs FL, Inc.
NSC RBO East, LLC
Long Beach NSC, LLC
Torrance NSC, LLC
Davis NSC, LLC
Fullerton NSC, LLC
San Antonio NSC, LLC
Austin NSC, LLC
Twin Falls NSC, LLC
Kenwood NSC, LLC
Towson NSC, LLC
NSC West Palm, LLC
Tampa Bay NSC, LLC
Coral Springs NSC, LLC
Weston NSC, LLC
AmSurg Colton CA, Inc.
AmSurg Fresno Endoscopy, Inc.
AmSurg Temecula II Inc.

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AMSURG FINANCE, INC.
SHI II, LLC
ASDH I, LLC

By: /s/ Claire M. Gulmi
Name: Claire M. Gulmi
Title: Vice President, Secretary and Treasurer

Austin NSC, LP

By: Austin NSC, LLC, its general partner

By: /s/ Claire M. Gulmi
Name: Claire M. Gulmi
Title: Vice President, Secretary and Treasurer

WILTON NSC, LLC

By: AmSurg Holdings, Inc. as the managing member

By: /s/ Claire M. Gulmi
Name: Claire M. Gulmi
Title: Vice President, Secretary and Treasurer

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ALL WOMEN'S HEALTHCARE HOLDINGS, INC.
ALL WOMEN'S HEALTHCARE, INC.
ALL WOMEN'S HEALTHCARE OF DADE, INC.
ALL WOMEN'S HEALTHCARE OF SAWGRASS, INC.
ALL WOMEN'S HEALTHCARE OF WEST BROWARD, INC.
ALL WOMEN'S HEALTHCARE SERVICES, INC.
DISCOVERY CLINICAL RESEARCH, INC.
GLOBAL SURGICAL PARTNERS, INC.
SHERIDAN RADIOLOGY SERVICES, INC.
SHERIDAN RADIOLOGY MANAGEMENT SERVICES, INC.
FM HEALTHCARE SERVICES, INC.
FMO HEALTHCARE HOLDINGS, INC.
FO INVESTMENTS, INC.
FO INVESTMENTS II, INC.
FO INVESTMENTS III, INC.

By: /s/ Robert Coward
Name: Robert Coward
Title: President

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ANESTHESIOLOGISTS OF GREATER ORLANDO, INC.
ANESTHESIOLOGY ASSOCIATES OF TALLAHASSEE, INC.
BETHESDA ANESTHESIA ASSOCIATES, INC.
BOCA ANESTHESIA SERVICE, INC.
DRS. ELLIS, ROJAS, ROSS & DEBS, INC.
FLAMINGO ANESTHESIA ASSOCIATES, INC.
GREATER FLORIDA ANESTHESIOLOGISTS, LLC
GYNECOLOGIC ONCOLOGY ASSOCIATES, INC.
JACKSONVILLE BEACHES ANESTHESIA ASSOCIATES, INC.
JUPITER ANESTHESIA ASSOCIATES, L.L.C.
JUPITER HEALTHCARE, LLC
NEW GENERATIONS BABEE BAG, INC.
NORTH FLORIDA PERINATAL ASSOCIATES, INC.
PARITY HEALTHCARE, INC.
SHERIDAN ANESTHESIA SERVICES OF ALABAMA, INC.
SHERIDAN ANESTHESIA SERVICES OF LOUISIANA, INC.
SHERIDAN ANESTHESIA SERVICES OF VIRGINIA, INC.
SHERIDAN CHILDREN'S HEALTHCARE SERVICES, INC.
SHERIDAN CHILDREN’S HEALTHCARE SERVICES OF ARIZONA, INC.
SHERIDAN CHILDREN'S HEALTHCARE SERVICES OF LOUISIANA, INC.
SHERIDAN CHILDREN'S HEALTHCARE SERVICES OF NEW MEXICO, INC.
SHERIDAN CHILDREN’S HEALTHCARE SERVICES OF VIRGINIA, INC.
SHERIDAN CLINICAL RESEARCH, INC.
SHERIDAN EMERGENCY PHYSICIAN SERVICES, INC.
SHERIDAN EMERGENCY PHYSICIAN SERVICES OF MISSOURI, INC.
SHERIDAN EMERGENCY PHYSICIAN SERVICES OF NORTH MISSOURI, INC.
SHERIDAN EMERGENCY PHYSICIAN SERVICES OF SOUTH FLORIDA, INC.
SHERIDAN HEALTHCARE, INC.
SHERIDAN HEALTHCARE OF LOUISIANA, INC.
SHERIDAN HEALTHCARE OF MISSOURI, INC.
SHERIDAN HEALTHCARE OF VERMONT, INC.
SHERIDAN HEALTHCARE OF VIRGINIA, INC.
SHERIDAN HEALTHCARE OF WEST VIRGINIA, INC.

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SHERIDAN HEALTHCORP, INC.
SHERIDAN HEALTHCORP OF CALIFORNIA, INC.
SHERIDAN HEALTHY HEARING SERVICES, INC.
SHERIDAN HOLDINGS, INC.
SOUTHEAST PERINATAL ASSOCIATES, INC.
TENNESSEE VALLEY NEONATOLOGY, INC.
BAY AREA ANESTHESIA, L.L.C.
COASTAL ANESTHESIA STAFFING, LLC
COASTAL ANESTHESIOLOGY CONSULTANTS, LLC
SHERIDAN CHILDREN'S HEALTHCARE SERVICES OF OHIO, INC.
SHERIDAN CHILDREN'S HEALTHCARE SERVICES OF KENTUCKY, INC.
SHERIDAN ROP SERVICES OF VIRGINIA, INC.
SHERIDAN CHILDREN'S SERVICES OF ALABAMA, INC.
MEDICAL INFORMATION MANAGEMENT SOLUTIONS, LLC

By: /s/ Robert Coward
Name: Robert Coward
Title: President

TIVA HEALTHCARE, INC.

By: /s/ Robert Coward
Name: Robert Coward
Title: Executive Vice President

SHERIDAN INVESTCO, LLC

By: /s/ Robert Coward
Name: Robert Coward
Title: President

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CHANDLER EMERGENCY MEDICAL GROUP, L.L.C. D/B/A PREMIER EMERGENCY MEDICAL SPECIALISTS

By: /s/ Robert Coward                                                   Name: Robert Coward
Title: President

PARTNERS IN MEDICAL BILLING, INC.

By: /s/ Robert Coward
Name: Robert Coward
Title: President

SHERIDAN ROP SERVICES OF FLORIDA, INC.
SENTINEL HEALTHCARE SERVICES, LLC

By: /s/ Robert Coward
Name: Robert Coward
Title: President

ALLEGIANTMD, INC.
ARizona perinatal care centers, llc
broad midwest anesthesia, llc
Doctors billing service, inc.
Medi-bill of north florida, inc.
North florida anesthesia consultants, inc.
sheridan cadr solutions, inc.
sheridan hospitalist services of florida, inc.
sheridan leadership academy, inc.
sheridan scientific intelligence, inc.
valley clinical research, inc.
St. lucie anesthesia associates, llc

By: /s/ Robert Coward
Name: Robert Coward
Title: President

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PHYSICIAN OFFICE PARTNERS, INC.

By: /s/ Robert Coward
Name: Robert Coward
Title: Executive Vice President

NAC PROPERTIES, LLC
VALLEY ANESTHESIOLOGY CONSULTANTS, INC.

By: /s/ Robert Coward
Name: Robert Coward
Title: Executive Vice President

SUNBEAM ASSET LLC

By: /s/ Robert Coward
Name: Robert Coward
Title: President

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CLINICAL PARTNERS MANAGEMENT COMPANY, LLC
NORTHWOOD ANESTHESIA ASSOCIATES, L.L.C.

By: /s/ William A. Sanger
Name: William A. Sanger
Title: Manager

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A1 LEASING, INC.
ABBOTT AMBULANCE, INC.
ACCENT HOME HEALTH CARE INC.
ADAM TRANSPORTATION SERVICE, INC.
AFFILION, INC.
AIR AMBULANCE SPECIALISTS, INC.
AMBULANCE ACQUISITION, INC.
AMERICAN EMERGENCY PHYSICIANS MANAGEMENT, INC.
AMERICAN INVESTMENT ENTERPRISES, INC.
AMERICAN MEDICAL PATHWAYS, INC.
AMERICAN MEDICAL RESPONSE AMBULANCE SERVICE, INC.
AMERICAN MEDICAL RESPONSE HOLDINGS, INC.
AMERICAN MEDICAL RESPONSE MANAGEMENT, INC.
AMERICAN MEDICAL RESPONSE MID-ATLANTIC, INC.
AMERICAN MEDICAL RESPONSE NORTHWEST, INC.
AMERICAN MEDICAL RESPONSE OF COLORADO, INC.
AMERICAN MEDICAL RESPONSE OF CONNECTICUT, INCORPORATED
AMERICAN MEDICAL RESPONSE OF GEORGIA, INC.
AMERICAN MEDICAL RESPONSE OF ILLINOIS, INC.
AMERICAN MEDICAL RESPONSE OF INLAND EMPIRE
AMERICAN MEDICAL RESPONSE OF MASSACHUSETTS, INC.
AMERICAN MEDICAL RESPONSE OF NORTH CAROLINA, INC.
AMERICAN MEDICAL RESPONSE OF OKLAHOMA, INC.

By: /s/ Craig A. Wilson
Name: Craig A. Wilson
Title: Secretary

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AMERICAN MEDICAL RESPONSE OF SOUTH CAROLINA, INC.
AMERICAN MEDICAL RESPONSE OF SOUTHERN CALIFORNIA
AMERICAN MEDICAL RESPONSE OF TENNESSEE, INC.
AMERICAN MEDICAL RESPONSE OF TEXAS, INC.
AMERICAN MEDICAL RESPONSE WEST
AMERICAN MEDICAL RESPONSE, INC.
AMR BAY STATE, LLC
AMR HOLDCO, INC.
AMR OF CENTRAL TEXAS I, LLC
AMR OF CENTRAL TEXAS II, LLC
APH LABORATORY SERVICES, INC.
ARIZONA EMS HOLDINGS, INC.
ASSOCIATED AMBULANCE SERVICE, INC.
ATLANTIC AMBULANCE SERVICES ACQUISITION, INC.
ATLANTIC/KEY WEST AMBULANCE, INC.
ATLANTIC/PALM BEACH AMBULANCE, INC.
BEACON TRANSPORTATION, INC.
BESTPRACTICES, INC.
BLYTHE AMBULANCE SERVICE
BOWERS COMPANIES, INC.
BROWARD AMBULANCE, INC.
COMMUNITY AUTO AND FLEET SERVICES L.L.C.
COMMUNITY EMS, INC.
COMTRANS AMBULANCE SERVICE, INC.
COMTRANS, INC.
CORNING AMBULANCE SERVICE INC.
DESERT VALLEY MEDICAL TRANSPORT, INC.
DONLOCK, LTD.

By: /s/ Craig A. Wilson
Name: Craig A. Wilson
Title: Secretary

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E.M.S. VENTURES, INC.
EASTERN AMBULANCE SERVICE, INC.
EASTERN PARAMEDICS, INC.
EHR MANAGEMENT CO.
EMCARE ANESTHESIA PROVIDERS, INC.
EMCARE HOLDCO, INC.
EMCARE HOLDINGS INC.
EMCARE OF CALIFORNIA, INC.
EMCARE PHYSICIAN PROVIDERS, INC.
EMCARE PHYSICIAN SERVICES, INC.
EMCARE, INC.
EMERGENCY MEDICAL SERVICES LP CORPORATION
EMERGENCY MEDICAL TRANSPORT, INC.
EMERGENCY MEDICAL TRANSPORTATION, INC.
EMERGENCY MEDICINE EDUCATION SYSTEMS, INC.
EMS VENTURES OF SOUTH CAROLINA, INC.
FIVE COUNTIES AMBULANCE SERVICE, INC.
FLORIDA EMERGENCY PARTNERS, INC.
FOUNTAIN AMBULANCE SERVICE, INC.
GILA HOLDCO LLC
GOLD COAST AMBULANCE SERVICE
GOLD CROSS AMBULANCE SERVICE OF PA., INC.
GOLD CROSS AMBULANCE SERVICES, INC.
GRACE BEHAVIORAL HEALTH, L.L.C.
GREATER PINELLAS TRANSPORTATION MANAGEMENT SERVICES, INC.
GUARDIAN HEALTH CARE, INC.
GUARDIAN HEALTHCARE GROUP, INC.
GUARDIAN HEALTHCARE HOLDINGS, INC.

By: /s/ Craig A. Wilson
Name: Craig A. Wilson
Title: Secretary

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HANK’S ACQUISITION CORP.
HEALTH PRIORITY HOME CARE, INC.
HEALTHCARE ADMINISTRATIVE SERVICES, INC.
HEMET VALLEY AMBULANCE SERVICE, INC.
HERREN ENTERPRISES, INC.
HOLIDAY ACQUISITION COMPANY, INC.
INTERNATIONAL LIFE SUPPORT, INC.
JLM HEALTHCARE, INC.
KMAC, INC.
KUTZ AMBULANCE SERVICE, INC.
LASALLE AMBULANCE INC.
LIFE LINE AMBULANCE SERVICE, INC.
LIFECARE AMBULANCE SERVICE, INC.
LIFEFLEET SOUTHEAST, INC.
MAINSTAY SOLUTIONS, LLC
MARLBORO HUDSON AMBULANCE & WHEELCHAIR SERVICE, INC.
MEDEVAC MEDICAL RESPONSE, INC.
MEDEVAC MIDAMERICA, INC.
MEDIC ONE AMBULANCE SERVICES, INC.
MEDIC ONE OF COBB, INC.
MEDICAL EMERGENCY DEVICES AND SERVICES (MEDS), INC.
MEDI-CAR AMBULANCE SERVICE, INC.
MEDI-CAR SYSTEMS, INC.
MEDICS AMBULANCE SERVICE (DADE), INC.
MEDICS AMBULANCE SERVICE, INC.
MEDICS AMBULANCE, INC.
MEDICS EMERGENCY SERVICES OF PALM BEACH COUNTY, INC.
MEDICS SUBSCRIPTION SERVICES, INC.
MEDICS TRANSPORT SERVICES, INC.
MEDICWEST AMBULANCE, INC.
MEDICWEST HOLDINGS, INC.
MEDLIFE EMERGENCY MEDICAL SERVICE, INC.
MEDSTAT EMS, INC.
MERCURY AMBULANCE SERVICE, INC.

By: /s/ Craig A. Wilson
Name: Craig A. Wilson
Title: Secretary

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MERCY AMBULANCE OF EVANSVILLE, INC.
MERCY LIFE CARE
MERCY, INC.
METRO AMBULANCE SERVICE (RURAL), INC.
METRO AMBULANCE SERVICE, INC.
METRO AMBULANCE SERVICES, INC.
METRO CARE CORP.
METROPOLITAN AMBULANCE SERVICE
MIDWEST AMBULANCE MANAGEMENT COMPANY
MOBILE MEDIC AMBULANCE SERVICE, INC.
NATIONAL AMBULANCE & OXYGEN SERVICE, INC.
NEVADA RED ROCK AMBULANCE, INC.
NEVADA RED ROCK HOLDINGS, INC.
NORTH MISS. AMBULANCE SERVICE, INC.
OHERBST, INC.
PACIFIC AMBULANCE, INC.
PARAMED, INC.
PARK AMBULANCE SERVICE INC.
PHYSICIAN ACCOUNT MANAGEMENT, INC.
PHYSICIANS & SURGEONS AMBULANCE SERVICE, INC.
PROFESSIONAL MEDICAL TRANSPORT, INC.
PROVIDER ACCOUNT MANAGEMENT, INC.
PUCKETT AMBULANCE SERVICE, INC.
R/M ARIZONA HOLDINGS, INC.
R/M MANAGEMENT CO., INC.
R/M OF TENNESSEE G.P., INC.
R/M OF TENNESSEE L.P., INC.
RADIOLOGY STAFFING SOLUTIONS, INC.
RADSTAFFING MANAGEMENT SOLUTIONS, INC.
RANDLE EASTERN AMBULANCE SERVICE, INC.
REIMBURSEMENT TECHNOLOGIES, INC.
RIVER MEDICAL INCORPORATED

By: /s/ Craig A. Wilson
Name: Craig A. Wilson
Title: Secretary

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RURAL/METRO (DELAWARE), INC.
RURAL/METRO CORPORATION
RURAL/METRO CORPORATION
RURAL/METRO CORPORATION OF FLORIDA
RURAL/METRO CORPORATION OF TENNESSEE
RURAL/METRO FIRE DEPT., INC.
RURAL/METRO OF BREWERTON, INC.
RURAL/METRO OF CALIFORNIA, INC.
RURAL/METRO OF CENTRAL ALABAMA, INC.
RURAL/METRO OF CENTRAL COLORADO, INC.
RURAL/METRO OF CENTRAL OHIO, INC.
RURAL/METRO OF GREATER SEATTLE, INC.
RURAL/METRO OF NEW YORK, INC.
RURAL/METRO OF NORTHERN CALIFORNIA, INC.
RURAL/METRO OF NORTHERN OHIO, INC.
RURAL/METRO OF OHIO, INC.
RURAL/METRO OF OREGON, INC.
RURAL/METRO OF ROCHESTER, INC.
RURAL/METRO OF SAN DIEGO, INC.
RURAL/METRO OF SOUTHERN CALIFORNIA, INC.
RURAL/METRO OF SOUTHERN OHIO, INC.

By: /s/ Craig A. Wilson
Name: Craig A. Wilson
Title: Secretary

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S. FISHER & S. THOMAS INC.
SEMINOLE COUNTY AMBULANCE, INC.
SIOUX FALLS AMBULANCE, INC.
SOUTHWEST AMBULANCE AND RESCUE OF ARIZONA, INC.
SOUTHWEST AMBULANCE OF CASA GRANDE, INC.
SOUTHWEST AMBULANCE OF NEW MEXICO, INC.
SOUTHWEST AMBULANCE OF SOUTHEASTERN ARIZONA, INC.
SOUTHWEST AMBULANCE OF TUCSON, INC.
SOUTHWEST GENERAL SERVICES, INC.
SPRINGS AMBULANCE SERVICE, INC.
SSAG, LLC
STAT HEALTHCARE, INC.
SUNRISE HANDICAP TRANSPORT CORP.
SW GENERAL, INC.
T.M.S. MANAGEMENT GROUP INC.
TEK AMBULANCE, INC.
THE AID AMBULANCE COMPANY, INC.
THE AID COMPANY, INC.
TIDEWATER AMBULANCE SERVICE, INC.
TKG, INC.
TOWNS AMBULANCE SERVICE, INC.
TRANSPORTATION MANAGEMENT SERVICES OF BREVARD, INC.
TROUP COUNTY EMERGENCY MEDICAL SERVICES, INC.
VALLEY FIRE SERVICE, INC.
VELITA SMITH HOME HEALTH, INC.
V.I.P. PROFESSIONAL SERVICES, INC.
VISTA STAFFING SOLUTIONS, INC.
VITAL ENTERPRISES, INC.
W&W LEASING COMPANY, INC.
WP ROCKET HOLDINGS INC.

By: /s/ Craig A. Wilson
Name: Craig A. Wilson
Title: Secretary

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ACCESS 2 CARE, LLC

By: MISSION CARE SERVICES, LLC, as Manager of Access 2 Care, LLC

By: AMERICAN MEDICAL RESPONSE, INC., as Manager of Mission Care Services, LLC

By: /s/ Craig A. Wilson
Name: Craig A. Wilson
Title: Secretary

ACUTE MANAGEMENT, LLC

By: HAWKEYE HOLDCO LLC, as Sole Member of Acute Management, LLC

By: /s/ Craig A. Wilson
Name: Craig A. Wilson
Title: Secretary

Agape Health Care Agency, LLC.
Care Connection of Cincinnati LLC
Gem City Home Care, LLC
Guardian Ohio Newco, LLC

By:     GUARDIAN HEALTHCARE HOLDINGS, INC., as Sole Member of Agape Health Care Agency, LLC, Care Connection of Cincinnati LLC, Gem City Home Care, LLC and Guardian Ohio NewCo, LLC

By: /s/ Craig A. Wilson
Name: Craig A. Wilson
Title: Secretary

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ALPHA PHYSICIAN RESOURCES, L.L.C.

By: /s/ Craig A. Wilson
Name: Craig A. Wilson
Title: Secretary

AMERICAN MEDICAL RESPONSE DELAWARE VALLEY, LLC

By: /s/ Craig A. Wilson
Name: Craig A. Wilson
Title: Secretary

AMERICAN MEDICAL RESPONSE HPPP, LLC

By: /s/ Craig A. Wilson
Name: Craig A. Wilson
Title: Secretary

AMERICAN MEDICAL RESPONSE OF MARICOPA, LLC

By: /s/ Craig A. Wilson
Name: Craig A. Wilson
Title: Secretary

AMERICAN MEDICAL RESPONSE OF PIMA, LLC

By: /s/ Craig A. Wilson
Name: Craig A. Wilson
Title: Secretary

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AMR BROCKTON, L.L.C.

By: /s/ Craig A. Wilson
Name: Craig A. Wilson
Title: Secretary

APEX ACQUISITION LLC

By: /s/ Craig A. Wilson
Name: Craig A. Wilson
Title: Secretary

BRAVO REIMBURSEMENT SPECIALIST, L.L.C.

By: /s/ Craig A. Wilson
Name: Craig A. Wilson
Title: Secretary

CMORx, LLC

By:     EMCARE, INC., as Sole Member of CMORx, LLC

By: /s/ Craig A. Wilson
Name: Craig A. Wilson
Title: Secretary

ED SOLUTIONS, LLC

By: /s/ Craig A. Wilson
Name: Craig A. Wilson
Title: Secretary

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EDIMS, L.L.C.

By: /s/ Craig A. Wilson
Name: Craig A. Wilson
Title: Secretary

EMS MANAGEMENT LLC

By: /s/ Craig A. Wilson
Name: Craig A. Wilson
Title: Secretary

EMS OFFSHORE MEDICAL SERVICES, LLC

By: /s/ Craig A. Wilson
Name: Craig A. Wilson
Title: Secretary

EMSC ServicesCo, LLC

By: /s/ Craig A. Wilson
Name: Craig A. Wilson
Title: Secretary

EVERRAD, LLC

By: TEMPLETON READINGS, LLC, as Sole Member     of EverRad, LLC

By: EMCARE, INC., as Sole Member of Templeton         Readings, LLC

By: /s/ Craig A. Wilson
Name: Craig A. Wilson
Title: Secretary

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Evolution Health LLC

By: /s/ Craig A. Wilson
Name: Craig A. Wilson
Title: Secretary

Evolution Mobile Imaging, LLC

By: /s/ Craig A. Wilson
Name: Craig A. Wilson
Title: Secretary

HAWKEYE HOLDCO LLC

By: /s/ Craig A. Wilson
Name: Craig A. Wilson
Title: Secretary

MEDASSOCIATES, LLC

By: EMCARE, INC., as Sole Member of MedAssociates, LLC

By: /s/ Craig A. Wilson
Name: Craig A. Wilson
Title: Secretary

MISSION CARE OF ILLINOIS, LLC

By: MISSION CARE SERVICES, LLC, as Manager         of Mission Care of Illinois, LLC

By: AMERICAN MEDICAL RESPONSE, INC., as Manager of Mission Care Services, LLC

By: /s/ Craig A. Wilson
Name: Craig A. Wilson
Title: Secretary

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MISSION CARE OF MISSOURI, LLC

By: MISSION CARE SERVICES, LLC, as Manager of Mission Care of Missouri, LLC

By: AMERICAN MEDICAL RESPONSE, INC., as Manager of Mission Care Services, LLC

By: /s/ Craig A. Wilson
Name: Craig A. Wilson
Title: Secretary

MISSION CARE SERVICES, LLC

By: AMERICAN MEDICAL RESPONSE, INC., as         Manager of Mission Care Services, LLC

By: /s/ Craig A. Wilson
Name: Craig A. Wilson
Title: Secretary

MSO NEWCO, LLC

By: /s/ Craig A. Wilson
Name: Craig A. Wilson
Title: Secretary

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PHOENIX PHYSICIANS, LLC
STREAMLINED MEDICAL SOLUTIONS LLC

By: EMCARE, INC., as Sole Member of Phoenix Physicians, LLC and Streamlined Medical Solutions LLC

By: /s/ Craig A. Wilson
Name: Craig A. Wilson
Title: Secretary

PINNACLE CONSULTANTS MID-ATLANTIC, L.L.C.

By: /s/ Craig A. Wilson
Name: Craig A. Wilson
Title: Secretary

PROVEN HEALHCARE SOLUTIONS OF NEW JERSEY, LLC

By: /s/ Craig A. Wilson
Name: Craig A. Wilson
Title: Secretary

PROVIDACARE, L.L.C.

By: AMERICAN MEDICAL PATHWAYS, INC., as Sole Member of ProvidaCare, L.L.C.

By: /s/ Craig A. Wilson
Name: Craig A. Wilson
Title: Secretary

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QRX MEDICAL MANAGEMENT, LLC

By: /s/ Craig A. Wilson
Name: Craig A. Wilson
Title: Secretary

RMC CORPORATE CENTER, L.L.C.

By: RURAL/METRO CORPORATION, as Member of RMC Corporate Center, L.L.C.

By: /s/ Craig A. Wilson
Name: Craig A. Wilson
Title: Secretary

RURAL/METRO MID-SOUTH, L.P.

By: /s/ Craig A. Wilson
Name: Craig A. Wilson
Title: Secretary

RURAL/METRO OF INDIANA, L.P.

By: /s/ Craig A. Wilson
Name: Craig A. Wilson
Title: Secretary

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RURAL/METRO OF TENNESSEE, L.P.

By: /s/ Craig A. Wilson
Name: Craig A. Wilson
Title: Secretary

RURAL/METRO OPERATING COMPANY, LLC

By: /s/ Craig A. Wilson
Name: Craig A. Wilson
Title: Secretary

SAN DIEGO MEDICAL SERVICES ENTERPRISE, LLC

By: RURAL/METRO OF SOUTHERN CALIFORNIA, INC., as Member of San Diego Medical Services Enterprise, LLC

By: /s/ Craig A. Wilson
Name: Craig A. Wilson
Title: Secretary

By: RURAL/METRO OF SAN DIEGO, INC., as Member of San Diego Medical Services Enterprise, LLC

By: /s/ Craig A. Wilson
Name: Craig A. Wilson
Title: Secretary

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REGIONAL EMERGENCY SERVICES, L.P.

By: /s/ Craig A. Wilson
Name: Craig A. Wilson
Title: Secretary

Rose Radiology, LLC

By: SPOTLIGHT HOLDCO LLC, as Sole Member of Rose Radiology, LLC

By:     EMCARE, INC., as Sole Member of EmCare, Inc.

By: /s/ Craig A. Wilson
Name: Craig A. Wilson
Title: Secretary

SEAWALL ACQUISITION, LLC

By: /s/ Craig A. Wilson
Name: Craig A. Wilson
Title: Secretary

Spotlight Holdco LLC

By: /s/ Craig A. Wilson
Name: Craig A. Wilson
Title: Secretary

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SUN DEVIL ACQUISITION LLC

By: /s/ Craig A. Wilson
Name: Craig A. Wilson
Title: Secretary

TEMPLETON READINGS, LLC

By: EMCARE, INC., as Sole Member of Templeton Readings, LLC

By: /s/ Craig A. Wilson
Name: Craig A. Wilson
Title: Secretary

WHITAKER PHYSICIANS SERVICES, L.L.C.

By: /s/ Craig A. Wilson
Name: Craig A. Wilson
Title: Secretary

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AMERICAN MEDICAL RESPONSE OF NEW YORK, LLC

By: AMERICAN MEDICAL RESPONSE, INC., as Sole Member of American Medical Response of New York, LLC

By: /s/ Craig A. Wilson
Name: Craig A. Wilson
Title: Secretary

METROCARE SERVICES - ABILENE, L.P.

By: AMR OF CENTRAL TEXAS II, LLC, as General Partner of MetroCare Services - Abilene, L.P.

By: AMERICAN MEDICAL RESPONSE, INC., as Sole Member of AMR of Central Texas II, LLC

By: /s/ Craig A. Wilson
Name: Craig A. Wilson
Title: Secretary

PATIENT ADVOCACY GROUP, LLC

By: /s/ Craig A. Wilson
Name: Craig A. Wilson
Title: Secretary

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